Exhibit 99.38

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-I

KEY PERFORMANCE FACTORS
April 30, 1999



Expected B Maturity 10/16/2001


Blended Coupon 5.2494%


Excess Protection Level
3 Month Average   5.86%
April, 1999   5.03%
March, 1999   6.59%
February, 1999   5.95%


Cash Yield17.83%


Investor Charge Offs 5.23%


Base Rate 7.57%


Over 35 Day Delinquency 4.87%


Seller's Interest10.40%


Total Payment Rate14.17%


Total Principal Balance$42,469,994,217.25


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,418,074,698.76